Exhibit 99.1

CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.
REPORTS RESULTS FOR THE THIRD QUARTER AND NINE MONTHS ENDED SEPTEMBER 30, 2014

THIRD QUARTER
- Net revenues of US$ 140.1 million -
- OIBDA of US$ 2.9 million -

NINE MONTHS
- Net revenues of US$ 496.3 million -
- OIBDA of US$ 42.2 million -

HAMILTON, BERMUDA, October 30, 2014 - Central European Media Enterprises Ltd. (“CME” or the “Company”) (NASDAQ/Prague Stock Exchange - CETV) today announced financial results for the three and nine months ended September 30, 2014.

Net revenues for the third quarter ended September 30, 2014 were US$ 140.1 million compared to US$ 131.0 million for the same period in 2013. OIBDA (as defined below) for the third quarter ended September 30, 2014 was US$ 2.9 million compared to US$ (31.6) million in 2013. Operating loss for the three months ended September 30, 2014 was US$ (8.6) million compared to US$ (43.9) million in 2013. Net loss for the three months ended September 30, 2014 was US$ (52.5) million compared to US$ (23.3) million in 2013. Fully diluted loss per share attributable to CME for the three months ended September 30, 2014 was US$ (0.38) compared to US$ (0.18) in 2013.

Net revenues for the nine months ended September 30, 2014 were US$ 496.3 million compared to US$ 437.2 million for the same period in 2013. OIBDA for the nine months ended September 30, 2014 was US$ 42.2 million compared to US$ (44.3) million in 2013. Operating loss for the nine months ended September 30, 2014 was US$ (0.4) million compared to US$ (83.4) million in 2013. Net loss for the nine months ended September 30, 2014 was US$ (153.6) million compared to US$ (173.3) million in 2013. Fully diluted loss per share attributable to CME for the nine months ended September 30, 2014 was US$ (1.12) compared to US$ (1.48) in 2013.

OIBDA, which includes amortization and impairment of program rights, is determined as operating income / (loss) before depreciation, amortization of intangible assets and impairments of assets and certain unusual or infrequent items that are not considered by our chief operating decision makers when evaluating our performance as defined in "Segment Data and Non-GAAP Financial Measures" below. Costs charged in arriving at OIBDA during the nine months ended September 30, 2014 exclude a one-off charge of US$ 6.9 million accrued in the second quarter in respect of a fine the competition agency in Slovenia is seeking to impose relating to operations there prior to 2012. We have appealed the decision.

Michael Del Nin, Co-Chief Executive Officer, commented: "This quarter’s financial results continue to reflect the strong turnaround in our operations. In fact, as a whole, this is our most impressive quarter so far this year."

Christoph Mainusch, Co-Chief Executive Officer, added: "The performance of our fall schedule demonstrates the strength of our brands and content, and positions us very well for the fourth quarter and as we head into negotiations for advertising spending commitments from clients for 2015."

- continued -

Consolidated Results for the Three Months Ended September 30, 2014

Net revenues for the three months ended September 30, 2014 were US$ 140.1 million compared to US$ 131.0 million for the three months ended September 30, 2013. Operating loss for the three months ended September 30, 2014 was US$ (8.6) million compared to US$ (43.9) million for the three months ended September 30, 2013. Net loss for the three months ended September 30, 2014 was US$ (52.5) million compared to US$ (23.3) million for the three months ended September 30, 2013. Fully diluted loss per share attributable to CME for the three months ended September 30, 2014 was US$ (0.38) compared to US$ (0.18) for the three months ended September 30, 2013.

OIBDA for the three months ended September 30, 2014 was US$ 2.9 million compared to US$ (31.6) million in the same period ended September 30, 2013. OIBDA margin1 for the three months ended September 30, 2014 was 2.1% compared to (24.1)% for the three months ended September 30, 2013.

Headline consolidated results for the three months ended September 30, 2014 and September 30, 2013 were:

(US$ 000's)	For the Three Months Ended September 30,
(unaudited)	2014	2013	% Actual	% Lfl[2]
Net revenues	$140,149	$130,988	7.0%	9.8%
OIBDA	2,937	(31,585)	NM3	NM3
Operating loss	(8,640)	(43,933)	80.3%	79.9%
Net loss	(52,482)	(23,273)	(125.5)%	(132.7)%
Fully diluted loss per share	$(0.38)	$(0.18)	(111.1)%	(140.0)%

Consolidated Results for the Nine Months Ended September 30, 2014

Net revenues for the nine months ended September 30, 2014 were US$ 496.3 million compared to US$ 437.2 million for the nine months ended September 30, 2013. Operating loss for the nine months ended September 30, 2014, which includes a charge of US$ 6.9 million for a fine the competition agency in Slovenia is seeking to impose, was US$ (0.4) million compared to US$ (83.4) million for the nine months ended September 30, 2013. Net loss for the nine months ended September 30, 2014 was US$ (153.6) million compared to US$ (173.3) million in the nine months ended September 30, 2013. Fully diluted loss per share attributable to CME for the nine months ended September 30, 2014 was US$ (1.12) compared to US$ (1.48) in the nine months ended September 30, 2013.

OIBDA for the nine months ended September 30, 2014 was US$ 42.2 million compared to US$ (44.3) million in the same period ended September 30, 2013. OIBDA margin for the nine months ended September 30, 2014 was 8.5% compared to (10.1)% for the nine months ended September 30, 2013.

Headline consolidated results for the nine months ended September 30, 2014 and September 30, 2013 were:

(US$ 000's)	For the Nine Months Ended September 30,
(unaudited)	2014	2013	% Actual	% Lfl[2]
Net revenues	$496,256	$437,214	13.5%	12.1%
OIBDA	42,191	(44,339)	NM3	NM3
Operating loss	(377)	(83,387)	NM3	NM3
Net loss	(153,621)	(173,324)	11.4%	10.6%
Fully diluted loss per share	$(1.12)	$(1.48)	24.3%	27.1%

1OIBDA margin is defined as the ratio of OIBDA to net revenues as defined in "Segment Data and Non-GAAP Financial Measures" below.
2 % Lfl (like-for-like) variance reflects the impact of applying the current period average exchange rates to the prior period revenues and costs.
3Number is not meaningful.

Teleconference and Audio Webcast Details

CME will host a teleconference and audio webcast to discuss its third quarter results on Thursday, October 30, 2014 at 10 a.m. New York time (2 p.m. London and 3 p.m. Prague time). The audio webcast and teleconference will refer to presentation slides which will be available on CME's website at www.cme.net prior to the call.

To access the teleconference, U.S. and international callers may dial +1-785-424-1835 ten minutes prior to the start time and reference passcode CETVQ314. The conference call will be audio webcasted via www.cme.net. It can be heard on iPads, iPhones and a range of devices supporting Android and Windows operating systems.

A digital audio replay will be available for two weeks following the call at www.cme.net.

CME will post the results for the nine months ended September 30, 2014 for its wholly-owned subsidiary CET 21 spol. s r.o. at www.cme.net by Friday, December 12, 2014.

Forward-Looking and Cautionary Statements

This press release contains forward-looking statements. For all forward-looking statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy or are otherwise beyond our control and some of which might not even be anticipated.  Forward-looking statements reflect our current views with respect to future events and because our business is subject to such risks and uncertainties, actual results, our strategic plan, our financial position, results of operations and cash flows could differ materially from those described in or contemplated by the forward-looking statements.

Important factors that contribute to such risks include, but are not limited to, the following: the success of our efforts to increase our revenues and recapture advertising market share in the Czech Republic; levels of television advertising spending and the rate of development of the advertising markets in the countries in which we operate; the effect of the global economic slowdown and Eurozone instability in our markets and the extent and timing of any recovery; our success in implementing our initiatives to diversify and enhance our revenue streams; the extent to which our liquidity constraints and debt service obligations restrict our business; our ability to refinance our existing indebtedness; our ability to make cost-effective investments in television broadcast operations, including investments in programming; our ability to develop and acquire necessary programming and attract audiences; changes in the political and regulatory environments where we operate and application of relevant laws and regulations; and the timely renewal of broadcasting licenses and our ability to obtain additional frequencies and licenses.

The foregoing review of important factors should not be construed as exhaustive. For a more detailed description of these uncertainties and other factors, please see the "Risk Factors" and “Forward-looking Statements” sections in CME's Quarterly Report on Form 10-Q for the period ended September 30, 2014. We undertake no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise.

This press release should be read in conjunction with our Quarterly Report on Form 10-Q for the period ended September 30, 2014, which was filed with the Securities and Exchange Commission on October 30, 2014.

We make available free of charge on our website at www.cme.net our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and amendments to those reports as soon as reasonably practicable after we electronically file such material with, or furnish it to, the Securities and Exchange Commission.

CME is a media and entertainment company operating leading businesses in six Central and Eastern European markets with an aggregate population of approximately 50 million people. CME broadcasts 33 television channels in Bulgaria (bTV, bTV Cinema, bTV Comedy, bTV Action, bTV Lady and Ring.bg), Croatia (Nova TV, Doma, Nova World and MiniTV), the Czech Republic (TV Nova, Nova Cinema, Nova Sport, Fanda, Smichov and Telka), Romania (PRO TV, PRO TV International, Acasa, Acasa Gold, PRO Cinema, Sport.ro, MTV Romania, PRO TV Chisinau and Acasa in Moldova), the Slovak Republic (TV Markíza, Doma and Dajto), and Slovenia (POP TV, Kanal A, Brio, Oto and Kino). CME is traded on the NASDAQ Global Select Market and the Prague Stock Exchange under the ticker symbol “CETV”.

###

For additional information, please visit www.cme.net or contact:

Mark Kobal
Head of Investor Relations
Central European Media Enterprises
+420 242 465 576
mark.kobal@cme.net

CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(US$ 000's, except per share data)
(unaudited)

	For the Three Months Ended September 30,
	2014	2013
Net revenues	$140,149	$130,988
Operating expenses:
Content costs	76,582	90,555
Other operating costs	25,823	30,938
Depreciation of property, plant and equipment	8,496	8,557
Amortization of broadcast licenses and other intangibles	3,081	3,791
Cost of revenues	113,982	133,841
Selling, general and administrative expenses	34,465	36,888
Restructuring costs	342	4,192
Operating loss	(8,640)	(43,933)
Interest expense, net	(37,044)	(23,650)
Foreign currency exchange (loss) / gain, net	(6,018)	43,711
Other income / (expense), net	22	(232)
Loss from continuing operations before tax	(51,680)	(24,104)
(Provision) / credit for income taxes	(658)	2,296
Loss from continuing operations	(52,338)	(21,808)
Discontinued operations, net of tax	(144)	(1,465)
Net loss	(52,482)	(23,273)
Net loss attributable to noncontrolling interests	344	182
Net loss attributable to CME Ltd.	$(52,138)	$(23,091)

PER SHARE DATA:
Net loss per share attributable to CME Ltd.:
Continuing operations - Basic and diluted	$(0.38)	$(0.17)
Discontinued operations - Basic and diluted	$(0.00)	$(0.01)
Net loss per share - Basic and diluted	$(0.38)	$(0.18)

Weighted average common shares used in computing per share amounts:
Basic and diluted	146,610	145,695

CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(US$ 000's, except per share data)
(unaudited)

	For the Nine Months Ended September 30,
	2014	2013
Net revenues	$496,256	$437,214
Operating expenses:
Content costs	259,435	276,465
Other operating costs	82,593	92,731
Depreciation of property, plant and equipment	26,091	27,630
Amortization of broadcast licenses and other intangibles	9,592	11,418
Cost of revenues	377,711	408,244
Selling, general and administrative expenses	110,294	103,467
Restructuring costs	8,628	8,890
Operating loss	(377)	(83,387)
Interest expense, net	(103,758)	(86,423)
Loss on extinguishment of debt	(24,161)	(23,115)
Foreign currency exchange (loss) / gain, net	(6,410)	8,906
Change in fair value of derivatives	2,311	104
Other expense, net	(1,746)	(657)
Loss from continuing operations before tax	(134,141)	(184,572)
(Provision) / credit for income taxes	(948)	13,609
Loss from continuing operations	(135,089)	(170,963)
Discontinued operations, net of tax	(18,532)	(2,361)
Net loss	(153,621)	(173,324)
Net loss attributable to noncontrolling interests	1,130	995
Net loss attributable to CME Ltd.	$(152,491)	$(172,329)

PER SHARE DATA:
Net loss per share attributable to CME Ltd.:
Continuing operations - Basic and diluted	$(1.00)	$(1.46)
Discontinued operations - Basic and diluted	$(0.12)	$(0.02)
Net loss per share - Basic and diluted	$(1.12)	$(1.48)

Weighted average common shares used in computing per share amounts:
Basic and diluted	146,477	118,944

CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.
CONDENSED CONSOLIDATED BALANCE SHEETS
(US$ 000's)
(unaudited)

	September 30, 2014	December 31, 2013
ASSETS
Cash and cash equivalents	$72,681	$103,624
Other current assets	291,788	328,501
Assets held for sale	1,110	22,661
Total current assets	365,579	454,786
Property, plant and equipment, net	172,383	198,292
Goodwill and other intangible assets, net	909,821	1,006,685
Other non-current assets	305,988	302,110
Total assets	$1,753,771	$1,961,873
LIABILITIES AND EQUITY
Accounts payable and accrued liabilities	$222,154	$290,377
Current portion of long-term debt and other financing arrangements	1,034	2,111
Other current liabilities	32,736	16,629
Liabilities held for sale	1,110	7,105
Total current liabilities	257,034	316,222
Long-term portion of long-term debt and other financing arrangements	805,839	962,943
Other non-current liabilities	63,532	33,817
Total liabilities	$1,126,405	$1,312,982

Series B Convertible Redeemable Preferred Stock	$219,770	$207,890

EQUITY
Common Stock	$10,827	$10,787
Additional paid-in capital	1,932,722	1,704,066
Accumulated deficit	(1,415,407)	(1,262,916)
Accumulated other comprehensive loss	(120,954)	(11,829)
Total CME Ltd. shareholders' equity	407,188	440,108
Noncontrolling interests	408	893
Total equity	407,596	441,001
Total liabilities and equity	$1,753,771	$1,961,873

CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(US$ 000's)
(unaudited)

	For the Nine Months Ended September 30,
	2014	2013
Net cash used in continuing operating activities	$(18,417)	$(54,735)
Net cash used in continuing investing activities	(20,214)	(20,638)
Net cash provided by continuing financing activities	15,155	59,904
Net cash used in discontinued operations	(780)	(774)
Impact of exchange rate fluctuations on cash and cash equivalents	(6,687)	(434)
Net decrease in cash and cash equivalents	$(30,943)	$(16,677)

Net cash used in continuing operating activities	$(18,417)	$(54,735)
Capital expenditure, net of proceeds from disposals	(20,214)	(20,638)
Free cash flow[4]	$(38,631)	$(75,373)

Supplemental disclosure of cash flow information:
Accretion on Series B Convertible Redeemable Preferred Stock	$11,880	$4,032
Interest paid in-kind	$727	$—

4See "Segment Data and Non-GAAP Financial Measures" below.

Segment Data and Non-GAAP Financial Measures

We manage our business on a geographical basis, with six reporting segments: Bulgaria, Croatia, the Czech Republic, Romania, the Slovak Republic and Slovenia.

We evaluate the performance of our segments based on net revenues and OIBDA. OIBDA, a non-GAAP measure, which includes amortization and impairment of program rights, is determined as operating income / (loss) before depreciation, amortization of intangible assets and impairments of assets and certain unusual or infrequent items that are not considered by our chief operating decision makers when evaluating our performance. Items that are not allocated to our segments for purposes of evaluating their performance and therefore are not included in their OIBDA, include stock-based compensation and certain other items. Our key performance measure of the efficiency of our segments is OIBDA margin. We define OIBDA margin as the ratio of OIBDA to net revenues. We believe OIBDA is useful to investors because it provides a more meaningful representation of our performance, as it excludes certain items that do not impact either our cash flows or the operating results of our operations. OIBDA is also used as a component in determining management bonuses. Intersegment revenues and profits have been eliminated in consolidation. OIBDA may not be comparable to similar measures reported by other companies. Free cash flow is defined as cash flows from continuing operating activities less purchases of property, plant and equipment, net of disposals of property, plant and equipment and is useful as a measure of our ability to generate cash.

Below are tables showing our net revenues and OIBDA by segment for the three and nine months ended September 30, 2014 and September 30, 2013, together with a reconciliation of OIBDA to our condensed consolidated statements of operations:

(US$ 000's)	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
(unaudited)	2014	2013	2014	2013
Net revenues
Bulgaria	$17,711	$17,925	$60,899	$58,594
Croatia	10,917	10,938	43,884	40,827
Czech Republic	38,080	35,987	136,412	110,794
Romania	46,839	43,980	157,543	136,011
Slovak Republic	17,679	13,275	60,036	52,198
Slovenia	9,598	10,212	41,444	43,412
Intersegment revenues	(675)	(1,329)	(3,962)	(4,622)
Total net revenues	$140,149	$130,988	$496,256	$437,214

(US$ 000's)	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
(unaudited)	2014	2013	2014	2013
OIBDA
Bulgaria	$2,162	$1,601	$5,050	$3,105
Croatia	(549)	16	4,978	3,585
Czech Republic	9,694	(3,269)	33,107	(9,222)
Romania	4,872	(3,347)	22,875	5,834
Slovak Republic	(2,070)	(6,092)	(2,172)	(10,216)
Slovenia	(3,426)	(4,000)	(234)	2,072
Elimination	32	(170)	307	231
Total Operating Segments	$10,715	$(15,261)	$63,911	$(4,611)
Central	(7,778)	(16,324)	(21,720)	(39,728)
Total OIBDA	$2,937	$(31,585)	$42,191	$(44,339)

(US$ 000's)	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
(unaudited)	2014	2013	2014	2013
Reconciliation to condensed consolidated statements of operations:
Total OIBDA	$2,937	$(31,585)	$42,191	$(44,339)
Depreciation of property, plant and equipment	(8,496)	(8,557)	(26,091)	(27,630)
Amortization of intangible assets	(3,081)	(3,791)	(9,592)	(11,418)
Other items[5]	—	—	(6,885)	—
Operating loss	$(8,640)	$(43,933)	$(377)	$(83,387)
Interest expense, net	(37,044)	(23,650)	(103,758)	(86,423)
Loss on extinguishment of debt	—	—	(24,161)	(23,115)
Foreign currency exchange (loss) / gain, net	(6,018)	43,711	(6,410)	8,906
Change in fair value of derivatives	—	—	2,311	104
Other income / (expense), net	22	(232)	(1,746)	(657)
(Provision) / credit for income taxes	(658)	2,296	(948)	13,609
Loss from discontinued operations, net of tax	(144)	(1,465)	(18,532)	(2,361)
Net loss	$(52,482)	$(23,273)	$(153,621)	$(173,324)

5Other items for the nine months ended September 30, 2014 is comprised of a fine the competition agency in Slovenia is seeking to impose, which was accrued in the second quarter of 2014 (see our Form 10-Q for the period ended September 30, 2014 for more information).